DocuSign Envelope ID: F198F066-A7DC-4101-B82B-E95AA381200A 10 511424900 822865484 *0960* CHANGE IN TERMS AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $7,500,000.00 04-03-2019 08-31-2021 511424900 AIRCO 1L00 06618 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Borrower: AIRCO 1 LLC Lender: MINNESOTA BANK & TRUST 1851-3 S EISENHOWER CT MINNETONKA WICHITA, KS 67209 9800 BREN ROAD EAST SUITE 200 MINNETONKA, MN 55343-6400 (952) 936-7800 Principal Amount: $7,500,000.00 Date of Agreement: August 11, 2020 DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE AS DESCRIBED ABOVE WITH A CURRENT PRINCIPAL BALANCE OF $7,499,722.73. DESCRIPTION OF CHANGE IN TERMS. LENDER AND BORROWER AGREE TO REDUCE THE CREDIT LIMIT AND THE AVAILABLE FOR DISBURSEMENT BY $2,500,000.00. THE NEW CREDIT LIMIT SHALL BE $7,500,000.00. CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions. PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT. BORROWER: AIRCO 1 LLC By: BRIAN C OCHOCKI, Chief Financial Officer of AIRCO 1 LLC LENDER: MINNESOTA BANK & TRUST X Authorized Signer LaserPro, Ver. 20.2.0.043 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - MN C:\LaserPro\CFI\LPL\D20C.FC TR-146835 PR-1977

DocuSign Envelope ID: F198F066-A7DC-4101-B82B-E95AA381200A